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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 18, 2005

PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California (State or other jurisdiction of incorporation)	1-2609 (Commission File Number)	94-323914 (IRS Employer Identification No.)
One Market, Spear Tower, Suite 2400, San Francisco, CA (Address of principal executive offices)		94105 (Zip code)

415-267-7000
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)

California (State or other jurisdiction of incorporation)	1-2348 (Commission File Number)	94-0742640 (IRS Employer Identification No.)
77 Beale Street, P. O. Box 770000, San Francisco, California (Address of principal executive offices)		94177 (Zip code)

(415) 973-7000
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

        The information included in this Current Report on Form 8-K, including the press release attached hereto, is being furnished, not filed, pursuant to Item 2.02 of Form 8-K.

        On February 18, 2005, PG&E Corporation issued the press release attached hereto announcing its financial results and the financial results of its subsidiary, Pacific Gas and Electric Company (Utility), for the year ended December 31, 2004.

        PG&E Corporation presents results and guidance on an "earnings from operations" basis in order to provide investors with a measure that reflects the underlying financial performance of the business and offers investors a basis on which to compare performance from one period to another, exclusive of items that, in management's judgment, are not reflective of the normal course of operations.

        The attached press release contains forward-looking statements regarding estimated earnings for 2005, and the targeted level of stock repurchases and dividends in 2005 based on anticipated cash flows. These statements are based on current expectations and assumptions which management believes are reasonable and on information currently available to management but are necessarily subject to various risks and uncertainties. In addition to the risk that the assumptions described in the press release (including that the Utility earns an authorized return on equity of 11.22 percent, the timely implementation of PG&E Corporation's $1.05 billion accelerated share repurchase program, and the issuance of the second series of energy recovery bonds in late 2005) prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include:

  •
  The timing and resolution of the pending appeals of the California Public Utilities Commission's (CPUC) approval of the settlement agreement entered into on December 19, 2003 by PG&E Corporation, the Utility, and the CPUC to resolve the Utility's Chapter 11 proceeding, or the Settlement Agreement) and the bankruptcy court confirmation of the Utility's plan of reorganization,

  •
  Unanticipated changes in operating expenses or capital expenditures, which may affect the Utility's ability to earn its authorized rate of return;

  •
  The level and volatility of wholesale electricity and natural gas prices and supplies, the Utility's ability to manage and respond to the levels and volatility successfully and the extent to which the Utility is able to timely recover increased costs related to such volatility;

  •
  The operation of the Utility's Diablo Canyon nuclear power plant which exposes the Utility to potentially significant environmental costs and capital expenditure outlays;

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  The impact of current and future ratemaking actions of the CPUC, including the risk of material differences between forecasted costs used to determine rates and actual costs incurred;

  •
  Whether the assumptions and forecasts underlying the Utility's CPUC-approved long-term electricity procurement plan prove to be accurate, the terms and conditions of the generation or procurement commitments the Utility enters into in connection with its plan, the extent to which the Utility is able to recover the costs it incurs in connection with these commitments, and the extent to which a failure to perform by any of the counterparties to the Utility's electricity purchase contracts or the Department of Water Resources' contracts allocated to the Utility's customers affects the Utility's ability to meet its obligations or to recover its costs;

  •
  The extent to which the CPUC or the Federal Energy Regulatory Commission delays or denies recovery of the Utility's costs, including electricity purchase costs, from customers due to a regulatory determination that such costs were not reasonable or prudent or for other reasons resulting in write-offs of regulatory balancing accounts;

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  •
  How the CPUC administers the capital structure, stand-alone dividend and first priority conditions of the CPUC's decisions permitting the establishment of holding companies for the California investor-owned electric utilities;

  •
  The impact of future legislative or regulatory actions or policies;

  •
  Increased competition;

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  The outcome of pending litigation; and

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  Other factors discussed in PG&E Corporation's SEC reports.

Item 8.01 Other Events

        On February 16, 2005, Standard & Poor's Ratings Services (S&P) announced that it had upgraded its corporate credit rating of the Utility to BBB from BBB- and reaffirmed its BBB rating on the Utility's First Mortgage Bonds. S&P stated that its upgrade follows favorable regulatory developments that it views as supportive of credit quality and strengthening legislative and regulatory protections created in response to California's 2000-2001 energy crisis. S&P stated that its rating on the First Mortgage Bonds was now on par with the Utility's corporate credit rating.

        The First Mortgage Bonds, which were issued in March 2004, are secured by a lien on substantially all of the Utility's real property and certain tangible personal property related to the Utility's facilities. The indenture provides that the lien may be released when:

  •
  the ratings assigned by Moody's Investors Service and S&P on the Utility's long-term unsecured debt obligations immediately after the release of the lien would be at least equal to the initial ratings on the First Mortgage Bonds (BBB), and

  •
  the aggregate amount of debt secured by a lien on any principal property that would be outstanding after the date the lien is released, or the release date, excluding debt secured by specified liens, would not exceed 5% of the Utility's tangible net assets, as defined in the indenture.

        After the lien is released, there will be no collateral securing the First Mortgage Bonds and the bonds will become the Utility's unsecured general obligations ranking pari passu with the Utility's other unsecured debt.

Item 9.01 Financial Statements and Exhibits

Exhibits

        The following exhibit is being furnished, and is not deemed to be filed:

Exhibit
99.   PG&E Corporation Press Release Dated February 18, 2005

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION
By:	/s/ CHRISTOPHER P. JOHNS Christopher P. Johns Senior Vice President, Chief Financial Officer and Controller
PACIFIC GAS AND ELECTRIC COMPANY
By:	/s/ DINYAR B. MISTRY Dinyar B. Mistry Vice President and Controller

Dated: February 18, 2005

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EXHIBIT INDEX

No.	Description of Exhibit
99	PG&E Corporation Press Release Dated February 18, 2005

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  Item 2.02 Results of Operations and Financial Condition
  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX